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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 30, 2004

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                           METRETEK TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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        DELAWARE                      0-19793                 84-11698358
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (I.R.S EMPLOYER
    OF INCORPORATION)                                       IDENTIFICATION NO.)

303 EAST 17TH AVENUE, SUITE 660, DENVER, COLORADO                 80203
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 785-8080

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 30, 2004, Metretek, Incorporated ("Metretek Florida"), a Florida corporation and wholly-owned subsidiary of the Metretek Technologies, Inc., a Delaware corporation (the "Company"), and Metretek Contract Manufacturing Company, Inc. ("MCM"), a Florida corporation and wholly-owned subsidiary of Metretek Florida, sold the contract manufacturing business operated in Melbourne, Florida by MCM and the related contract manufacturing assets to InstruTech Florida, LLC ("InstruTech Florida"), a Colorado limited liability company and subsidiary of InstruTech, Inc. InstruTech, Inc. is a Colorado-based contract manufacturer of printed circuit boards and other electronics-based products. The Company had previously made a determination to exit the contract manufacturing business.

      The sale was consummated pursuant to an Asset Purchase Agreement, dated as of December 30, 2004, among Metretek Florida, MCM and InstruTech Florida. In connection with the sale, InstruTech issued to Metretek Florida a $780,000 promissory note, payable solely out of 50% of the net cash flow of InstruTech Florida and secured by a security agreement in the assets of InstruTech Florida, and InstruTech Florida granted Metretek Florida the right to acquire a 19% ownership interest in InstruTech Florida for $1000, exercisable for the longer of three years or until the promissory note is repaid in full.

      The sale is subject to rescission for 90 days after December 30, 2004 in the event (i) Metretek Florida and InstruTech Florida mutually agree thereto;
(ii) InstruTech Florida does not receive sufficient purchase orders, in its reasonable discretion, from a key customer of the business; or (iii) Metretek Florida makes a determination that the business is unlikely to generate positive cash flow over the subsequent 6-12 months.

      The foregoing summary is qualified in its entirety by the full text of the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

      In addition, a copy of the Company's press release issued on January 4, 2005, announcing the sale of the contract manufacturing business, is attached hereto as Exhibit 99.1 as incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   EXHIBITS

            10.1 Asset Purchase Agreement, dated as of December 30, 2004, by and among Metretek, Incorporated, Metretek Contract Manufacturing Company, Inc. and InstruTech Florida, LLC


            99.1 Press release of Metretek Technologies, Inc., dated January 4, 2005, announcing the sale of its contract manufacturing business.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRETEK TECHNOLOGIES, INC.

                                     By: /s/ W. Phillip Marcum
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                                         W. Phillip Marcum
                                         President and Chief Executive Officer

Dated: January 4, 2005

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